UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) April 5, 2002

BNCCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26290	45-0402816
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 East Main, Bismarck, North Dakota 58501
(Address of principal executive offices) (Zip Code)

(701) 250-3040
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 4.         Changes in the Registrant's Certifying Accountant.

            On April 5, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as our independent auditors. During its tenure as our independent public accountants, Arthur Andersen's reports on our consolidated financial statements at and for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period covered by our consolidated financial statements at and for the years ended December 31, 2001 and 2000 through the date of Arthur Andersen's resignation, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in conjunction with its report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Arthur Andersen's letter of resignation is attached to this Current Report on Form 8-K as an exhibit.

            Arthur Andersen was provided with the disclosure set forth above and provided us with a letter to the effect that it did not disagree with the above statements as far as they relate to Arthur Andersen. A copy of Arthur Andersen's letter is attached to this Current Report on Form 8-K as an exhibit.

Item 7.         Financial Statements and Exhibits

            (c)     Exhibits.

            The exhibits to this report are listed on the exhibit list, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, INC.
By: /S/ GREGORY K. CLEVELAND Gregory K. Cleveland President

Date: April 5, 2002

EXHIBIT LIST

Exhibit No.	Description
16.1.	Resignation letter of Arthur Andersen LLP.
16.2.	Letter of ascent of Arthur Andersen LLP.